UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 26, 2005
                                                 (January 21, 2005)

                     MEDICAL MAKEOVER CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

Delaware                           000-11596                    20-0799349
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

500 Australian Avenue South, Suite 619, West Palm Beach, Florida        33401
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (561) 651-4146


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On January 21, 2005, Dr. Leonard Weinstein entered into a Separation Agreement and Mutual Release ("Separation Agreement') whereby Dr. Weinstein resigned his position as a Director and the President of Medical Makeover Corporation of America (the "Company"). Attached hereto as Exhibit 10.1 and incorporated by reference herein is a copy of the Separation Agreement between the Company and Dr. Weinstein.

     Further, the Board has named Randy Baker to serve as the Company's President and Chief Executive Officer and Dr. Harry Glenn to serve as the Company's Chief Operating Officer and Chief Medical Officer pursuant to their respective employment agreements. Attached hereto as Exhibit 10.2 and 10.3 and incorporated by reference herein are copies of the Employment Agreement between the Company and Randy Baker ("Baker Employment Agreement") and the Employment Agreement between the Company and Dr. Harry Glen ("Glen Employment Agreement") respectively.

Randy Baker, President and Chief Executive Officer, has 27 years of business experience participating in strategy development and tactical implementation at the senior level of both public and private organizations. He was most recently the President of Triton Group Holdings, a Florida based organization with a national client base in the field of mergers and acquisitions. Triton worked primarily in the medical field. He is regarded as an expert in optimizing organizational efficiencies, Human Resources management and M&A with senior management experience in the areas of Organizational Effectiveness, Operations and Human Resources for multi billion dollar divisions of publicly traded companies. In his role as a senior executive for companies including AutoNation, Pepsi Cola, Kodak, and LASON, he has led the integration efforts for over 1000 acquisitions, held responsibility as Chief Administrative Officer for a multinational company and established Administrative and Human Resource policy for over 26,000 employees in a $3.7bb operating division of AutoNation.

Dr. Harry G. Glen, MD, a board certified ophthalmic physician and surgeon, is the originator of MMAM's service delivery model. With 17 years in practice he understands patient needs first hand. His concept took several years to develop and required extensive research into various service delivery systems. As an early participant in the use of non-invasive technologies, Dr. Glen recognized its role in streamlining patient care. He completed his undergraduate studies at Harvard as well as at Franklin and Marshall College. He earned his medical degree at the Bowman Gray School of Medicine of Wake Forest University and completed his residency at the Georgetown University Center for Sight in Washington, DC.

The Separation Agreement, Baker Employment Agreement and Glenn Employment Agreement are filed as Exhibits to this Report, and reference is made to these agreements so filed for the complete terms thereof.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

        (c) Exhibits

The following exhibits are included with this filing.

Exhibit 10.1 Separation Agreement and Mutual Release between the Company and Dr.
             Weinstein
Exhibit 10.2 Employment Agreement between the Company and Randy Baker
Exhibit 10.3 Employment Agreement between the Company and Dr. Harry Glenn
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MEDICAL MAKEOVER CORPORATION OF AMERICA




January 26, 2005            By:  /s/ Randy Baker
                                --------------------------
                                Name: Randy Baker
                                Title: President and Chief Executive Officer